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                                                                     WFMBS MORTGAGE LOAN POOL
                                                               20-YEAR THROUGH 30-YEAR FIXED RATE
                                                                    NON-RELOCATION MORTGAGES
                                                                      WFMBS SERIES 2001-04
                                                                    POOL PROFILE (1/17/2001)

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                                            -------------------------------         --------------------------------
                                                         BID                                   TOLERANCE
                                            -------------------------------         --------------------------------
       AGGREGATE PRINCIPAL BALANCE                            $680,000,000                               (+/- 5.00%)

       MORTGAGE LOAN CUTOFF DATE                                  1-Feb-01
       INTEREST RATE RANGE                                6.000% - 10.500%
       GROSS WAC                                                     8.34%                              (+/- 5 Bps%)
       WEIGHTED AVERAGE SERVICE FEE                                 25 bps
       MASTER SERVICING FEE                                        1.7 bps
       WAM (in months)                                                 357                             (+/- 2 month)

       WALTV                                                           75%                             (maximum 82%)

       CALIFORNIA %                                                    34%                             (maximum 35%)
       SINGLE LARGEST ZIP CODE CONCENTRATION                            2%                             (maximum  5%)

       AVERAGE LOAN BALANCE                                       $380,000                        (maximum $395,000)
       LARGEST INDIVIDUAL LOAN BALANCE                          $1,100,000                      (maximum $2,000,000)

       CASH-OUT REFINANCE %                                            13%                            (maximum  18%)

       PRIMARY RESIDENCE %                                             95%                             (minimum 85%)

       SINGLE-FAMILY DETACHED %                                        90%                             (minimum 80%)

       FULL DOCUMENTATION %                                            89%                             (minimum 80%)

       PREPAYMENT PENALTY %                                             0%                              (maximum 3%)

       UNINSURED > 80% LTV %                                            1%                              (maximum 3%)

       TEMPORARY BUYDOWNS                                               1%                             (maximum  3%)




                                           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
                                                  SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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       (1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                                                                         WFMBS MORTGAGE LOAN POOL
                                                                    20-YEAR THROUGH 30-YEAR FIXED RATE
                                                                         NON-RELOCATION MORTGAGES
                                                                           WFMBS SERIES 2001-04
                                                                            PRICING INFORMATION

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

       RATING AGENCIES                                                        TBD by Wells Fargo

       PASS THRU RATE                                                                      7.00%

       ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                                0.05%

       PRICING DATE                                                                          TBD

       FINAL STRUCTURE DUE DATE                                                        07-Feb-01                    9:00 AM

       SETTLEMENT DATE                                                                 27-Feb-01

       ASSUMED SUB LEVELS                                                                    AAA                  TBD
                                                                                              AA                  TBD
                                                                                               A                  TBD
                                                                                             BBB                  TBD
                                                                                              BB                  TBD
                                                                                               B                  TBD

                                                               Note:  AAA Class will be rated by two rating agencies.
                                                               AA through B Classes will be rated by one rating agency.

       *  SHOULD MOODY'S PROVIDE A RATING ON THE TRANSACTION, PLEASE NOTE, THE RESIDUAL CLASS WILL NOT BE RATED.
       ---------------------------------------------------------------------------------------------------------

       *  THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
       -------------------------------------------------

       WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2001-04. THE PRINCIPAL ONLY CERTFICATE CREATED BY
       THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING
       DATE.

       WFMBS CONTACTS                                                                    Brad Davis (301) 846-8009
                                                                                         Lori Maller (301) 846-8185








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